UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )
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American Beacon Institutional Funds Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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AMERICAN BEACON INSTITUTIONAL FUNDS TRUST
American Beacon Diversified Fund

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
 [       ], 2020
Your action is required. Please vote today.
Dear Shareholders:
You are being asked to vote on a proposal related to the American Beacon Diversified Fund (the “Fund”), a series of American Beacon Institutional Funds Trust (the “Trust”), a Delaware statutory trust, at a Special Meeting of Shareholders (“Meeting”) of the Fund, to be held at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, at 2:00 p.m. Central Time on February 4, 2020.  The Meeting will be held for shareholders of the Fund to vote on the proposal described below (the “Proposal”).  Formal notice of the Meeting appears on the next pages and is followed by a Proxy Statement for the Meeting.  Please review the attached Proxy Statement carefully and cast your vote on the Proposal.  The Board of Trustees of the Trust (the “Board” or “Trustees”) has unanimously approved the Proposal and recommends that you vote FOR the Proposal.
Proposal 1 - Approval of the New Investment Advisory Agreement for the Fund

As discussed in more detail in the enclosed Proxy Statement, shareholders of the Fund are being asked to approve a new investment advisory agreement among American Beacon Advisors, Inc. (the “Manager”), WCM Investment Management, LLC (“WCM”) and the Trust, on behalf of the Fund (the “WCM Agreement”).  If the WCM Agreement is approved by shareholders, WCM will serve as a subadvisor for the Fund and will manage the portion of the Fund’s assets that currently is managed by Templeton Investment Counsel, LLC (“Templeton”).  Concurrently with the appointment of WCM, Templeton will be terminated as a subadvisor for the Fund.  There will be no changes to the Fund’s other existing subadvisors.

The services that WCM will provide to the Fund under the WCM Agreement are the same as the services that currently are provided by Templeton.  The terms of the WCM Agreement and the investment advisory agreement that the Manager and the Trust, on behalf of the Fund, had entered into with Templeton also are substantially similar, other than the investment advisory fee rate and the effective date. The investment advisory fee rate that the Fund will pay to WCM under the WCM Agreement is higher than the investment advisory fee rate that the Fund currently pays to Templeton and the investment advisory fee rates that the Fund currently pays to its other existing subadvisors.  Accordingly, the appointment of WCM to replace Templeton as a subadvisor of the Fund will result in an increase in the aggregate management and investment advisory fees paid by the Fund.

In evaluating this fee increase, the Board considered: (1) the Manager’s recommendation that the Board approve the appointment of WCM; (2) representations made by the Manager regarding the Fund’s aggregate management and investment advisory fee rate after the proposed appointment of WCM, including that the Fund’s total expense ratio would continue to be below the average total expense ratio of the Fund’s Morningstar, Inc. peer group; (3) WCM’s core/growth investment style as compared to Templeton’s deep value investment style; and (4) representations made by the Manager and WCM regarding WCM’s favorable performance record.

If the Proposal is approved by the Fund’s shareholders, it is expected that the WCM Agreement will become effective on or about February 14, 2020.  After careful consideration, the Trustees recommend that you vote FOR the Proposal.

Conclusion

Your vote is important no matter how many shares you own.  Voting your shares now will allow you as a Fund shareholder to avoid the inconvenience of any follow-up mail or telephone solicitation for your vote.  Please take a moment now to review the proxy materials and complete, sign, date and return the enclosed proxy card promptly in the enclosed postage- paid envelope. If we do not hear from you by January 20, 2020, we or our proxy solicitor may contact you again for your vote.  If you have any questions about these materials, please call Paul Cavazos  at 1-817-391-6220.

Your vote is important to us.  Thank you for taking the time to consider this important proposal.
Sincerely yours,

Gene L. Needles, Jr.
President
American Beacon Institutional Funds Trust

2

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST
American Beacon Diversified Fund

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039

 (817) 391-6100
___________________________________
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
[        ], 2020
___________________________________
To the Shareholders of the American Beacon Diversified Fund:
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Meeting”) of the American Beacon Diversified Fund (the “Fund”), a series of American Beacon Institutional Funds Trust (the “Trust”), a Delaware statutory trust, will be held at the offices of American Beacon Advisors, Inc. (the “Manager”), 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039 at 2:00 p.m. Central Time on February 4, 2020.   In connection with the Meeting, as a shareholder of the Fund, you are asked to consider and act upon the following proposal (“Proposal”):
(1)	To approve a new investment advisory agreement among American Beacon Advisors, Inc. (the “Manager”), WCM Investment Management, LLC (“WCM”) and the Trust, on behalf of the Fund (the “WCM Agreement”).
Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Meeting or any adjournments or postponements thereof.  Only holders of record at the close of business on December 18, 2019 (“Record Date”), of shares of beneficial interest of the Fund are entitled to receive notice of, and vote at, the Meeting and any adjournments or postponements thereof.
In the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies.  The affirmative vote by a majority of the votes cast by those shareholders present in person or by proxy, or action by the chair of the meeting without any such vote, is sufficient for adjournments.  In such case, the persons named as proxies will vote those proxies, which they are entitled to vote in favor of such item “FOR” such an adjournment, and will vote those proxies required to be voted against such item “AGAINST” such an adjournment.

We encourage you to access and review all of the important information contained in the proxy materials before voting.
By order of the Board of Trustees,

Rosemary K. Behan
Secretary
American Beacon Institutional Funds Trust

Dated:  [        ], 2020
Irving, Texas
2

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

We urge you to vote your shares.  Your prompt vote may save the Fund the necessity of further solicitations to ensure a quorum at the Meeting.  Shareholders may cast their vote by mail as set forth below:

To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card(s), sign and date the card and return it in the enclosed postage-prepaid envelope. Allow sufficient time for the proxy card(s) to be received by 1:00 A.M., Central Time, on February 4, 2020. (However, proxies received after this time may still be voted in the event of any postponements or adjournments of the Meeting to a later date.)  If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the Proposal.

If you have any questions regarding the Proposal, the proxy card or need assistance voting your shares, please contact Paul Cavazos  at 1-817-391-6220.   If the Fund does not receive your voting instructions after our original mailing, you may be contacted by us or by Computershare, Inc., the proxy solicitor., to remind you to vote.
If you can attend the Meeting and wish to vote your shares in person at that time, you will be able to do so.  If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee about voting in person at the Meeting. If you hold your shares in street name and you wish to vote in person at the Meeting, you must request your nominee to provide you with a legal proxy in order to vote your shares at the Meeting.  If you plan on attending the Meeting in person you must notify Rosemary Behan, Secretary of the American Beacon Institutional Funds Trust, at the address above so that provision may be made for you to be cleared by building security for admittance to the Meeting.

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST
American Beacon Diversified Fund

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039

QUESTIONS AND ANSWERS

This is a brief overview of the proposal to approve a new investment advisory agreement among American Beacon Advisors, Inc. (the “Manager”), WCM Investment Management, LLC (“WCM”) and American Beacon Institutional Funds Trust (the “Trust”), on behalf of the American Beacon Diversified Fund (the “Fund”), a series of the Trust (the “WCM Agreement”).  We encourage you to read the full text of the attached Proxy Statement for more information.

Why am I receiving this Proxy Statement?

You are receiving these materials because on December 18, 2019 you owned shares of the Fund, and, as a result, have a right to vote on the proposal to approve the WCM Agreement at the Special Meeting of Shareholders of the Fund to be held on Tuesday, February 4, 2020 and at any postponements and adjournments thereof (“Meeting”).

At a meeting held on November 12, 2019, upon the Manager’s recommendation, the Board of Trustees (“Board” or “Trustees”) of the Trust approved the WCM Agreement and also voted to recommend that the Fund’s shareholders approve the WCM Agreement.  If the WCM Agreement is approved by shareholders, WCM will serve as a subadvisor for the Fund and will manage the portion of the Fund’s assets that currently is managed by Templeton Investment Counsel, LLC (“Templeton”).  Concurrently with the appointment of WCM, Templeton will be terminated as a subadvisor for the Fund.  There will be no changes to the Fund’s other existing subadvisors.  The attached Proxy Statement describes this proposal in detail.

Why do shareholders need to approve the new investment advisory agreement?

The federal securities laws require that Fund shareholders approve the Fund’s investment advisory agreements and any amendments thereto.   The Fund and the Manager have received an order from the U.S. Securities and Exchange Commission (“SEC”) generally exempting the Fund from this requirement (the “SEC Order”).  The SEC Order permits the Fund, subject to certain conditions and approval by the Board, to hire and replace subadvisors that are unaffiliated with the Manager without approval of Fund shareholders.  However, a condition of relying on the SEC Order is that any new investment advisory agreement that would result in an increase in the aggregate management and investment advisory fees payable by the Fund is required to be approved by the shareholders of the Fund.
The investment advisory fee rate that the Fund will pay to WCM under the WCM Agreement is higher than the investment advisory fee rate that the Fund currently pays to Templeton and the investment advisory fee rates that the Fund currently pays to its other existing subadvisors.  As a result, the WCM Agreement will increase the aggregate management and investment advisory fees payable by the Fund making shareholder approval of the WCM Agreement necessary.

Why is a new subadvisor proposed?

Templeton currently serves as a subadvisor for the Fund under the terms of an investment advisory agreement among the Trust, on behalf of the Fund, the Manager, and Templeton (the “Templeton  Agreement”).  The Board, including the Trustees who are not “interested persons” as such term is defined in the Investment Company Act of 1940, as amended, met in person on November 12, 2019, to consider the termination of the Templeton Agreement and the approval of the WCM Agreement.
In connection with its consideration of the termination of the Templeton Agreement and the approval of the WCM Agreement, the Board reviewed the performance of the portion of the Fund’s assets that currently is managed by Templeton.  The Board considered WCM’s representation that its performance record generally has exceeded the returns of an applicable market index over various short-term and long-term time periods.  After reviewing information provided to it by the Manager and WCM, the Board determined that replacing Templeton with WCM as a subadvisor for the Fund would be in the best interests of the Fund and its shareholders.
Are there differences between the investment advisory agreements for Templeton and WCM?

The services that WCM will provide to the Fund under the WCM Agreement are the same as the services that currently are provided by Templeton.  The terms of the WCM Agreement and the Templeton Agreement also are substantially similar, other than the investment advisory fee rate and the effective date.  The investment advisory fee rate that the Fund will pay to WCM under the WCM Agreement is higher than the investment advisory fee rate that the Fund currently pays to Templeton and the investment advisory fee rates that the Fund currently pays to its other existing subadvisors.

Who is paying for my shareholder meeting and proxy statement?

The Fund will bear the costs, fees and expenses incurred in connection with the shareholder meeting and Proxy Statement.

What is the required vote?

The proposal to approve the WCM Agreement requires approval by the lesser of (a) the vote of 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present, or (b) the vote of more than 50% of the outstanding voting securities of the Fund.  Abstentions and “broker non-votes” (i.e., shares held by brokers, banks or other nominees as to which: (i) instructions have not been received from the beneficial owner or persons entitled to vote; and (ii) the broker, bank or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present, but will have the effect of a vote against the Proposal.

What happens if shareholders do not approve the WCM Agreement?
2

If the Fund’s shareholders do not approve the WCM Agreement, WCM would not be able to serve as a subadvisor to the Fund.  In that case, Templeton would be terminated as a subadvisor of the Fund and the portion of the Fund’s assets currently allocated to Templeton would be reallocated to the Fund’s other existing subadvisor(s), as permitted by current subadvisor mandates for the Fund.  In this event, the Board may consider other appropriate action.

How does the Board recommend I vote in connection with the proposal?

After careful consideration, the Board unanimously recommends that you vote FOR the approval of the proposal.

Why do I need to vote?

Your vote is needed to ensure that a quorum and sufficient votes are present at the Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote.  Your vote is very important to us regardless of the number of shares you own.

 How do I vote my shares?

To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

When and where will the Meeting be held?

The Meeting will be held at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, on at 2:00 p.m. Central Time on February 4, 2020, and any adjournment or postponement will be held at the same location.  If you plan to attend the Meeting in person, please call us at 1-817-391-6170 .

Whom should I call for more information about the Proxy Statement?

For more information regarding the proxy statement of the Meeting, please call Paul Cavazos at 1-817-391-6220.

3

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST
American Beacon Diversified Fund

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039

 (817) 391-6100
___________________________________
PROXY STATEMENT
___________________________________
Special Meeting of Shareholders
[        ], 2020
___________________________________
INTRODUCTION
This Proxy Statement is being furnished to the shareholders of the American Beacon Diversified Fund (the “Fund”), a series of American Beacon Institutional Funds Trust (the “Trust”), a Delaware statutory trust, in connection with the solicitation of shareholder votes by the Board of Trustees of the Trust (the “Board” or “Trustees”) for use at the Special Meeting of Shareholders or any adjournments or postponement thereof (the “Meeting”) to be held on February 4, 2020, at 2:00 p.m. Central Time at the offices of American Beacon Advisors, Inc. (the “Manager”), the Fund’s investment adviser, at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.  It is expected that the Notice of Special Meeting, Proxy Statement and proxy card will be first mailed to shareholders on or about January 15, 2020.  As more fully described in this Proxy Statement, the purpose of the Meeting is to (1) approve the investment advisory agreement among the Trust, on behalf of the Fund, the Manager, and WCM Investment Management, LLC (“WCM”).  Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Meeting.
OVERVIEW
Proposal:  Shareholders of the Fund are being asked to approve a new investment advisory agreement among the Manager, WCM and the Trust, on behalf of the Fund (the “WCM Agreement”).  At a meeting held on November 12, 2019, the Manager recommended that the Board approve the appointment of WCM  and recommend that the Fund’s shareholders approve the proposal (the “Proposal”).  After careful consideration, upon the Manager’s recommendation, the Board has unanimously approved the Proposal and recommends that you vote FOR the Proposal.  If the WCM Agreement is approved by shareholders, WCM will serve as a subadvisor for the Fund and will manage the portion of the Fund’s assets that currently is managed by

Templeton Investment Counsel, LLC (“Templeton”).  Concurrently with the appointment of WCM, Templeton will be terminated as a subadvisor for the Fund.  There will be no related changes to the Fund’s other existing subadvisors.

The services that WCM will provide to the Fund under the WCM Agreement are the same as the services that currently are provided by Templeton.  The terms of the WCM Agreement and the investment advisory agreement that the Manager and the Trust, on behalf of the Fund, had entered into with Templeton also are substantially similar, other than the investment advisory fee rate and the effective date.  The investment advisory fee rate that the Fund will pay to WCM under the WCM Agreement is higher than the investment advisory fee rate that the Fund currently pays to Templeton and the investment advisory fee rates that the Fund currently pays to its other existing subadvisors.  Accordingly, the appointment of WCM to replace Templeton as a subadvisor of the Fund will result in an increase in the aggregate management and investment advisory fees paid by the Fund.

In evaluating this fee increase, the Board considered: (1) the Manager’s recommendation that the Board approve the appointment of WCM; (2) representations made by the Manager regarding the Fund’s aggregate management and investment advisory fee rate after the proposed appointment of WCM, including that the Fund’s total expense ratio would continue to be below the average total expense ratio of the Fund’s Morningstar, Inc. peer group; (3) WCM’s core/growth investment style as compared to Templeton’s deep value investment style; and (4) representations made by the Manager and WCM regarding WCM’s favorable performance record.

VOTING INFORMATION
If the enclosed proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy.  A proxy may nevertheless be revoked at any time prior to its use by submitting a letter of revocation showing your name and account number or a properly executed, later-dated proxy card delivered to Rosemary Behan, Secretary of the Fund at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, by the execution of a subsequently dated proxy or by attending the Meeting and voting in person. If you hold your shares in street name, please contact your broker, bank or other nominee if you wish to revoke your proxy.  However, if no instructions are specified on a proxy, shares will be voted “FOR” the proposal (the “Proposal”) and “FOR” or “AGAINST” any other matters acted upon at the Meeting in the discretion of the persons named as proxies.
The close of business on  December 18, 2019, has been established as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (“Record Date”).  As of the Record Date, the Fund’s AAL Class, its sole share class, had 48,881,153.49 shares outstanding.  Each shareholder will be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share), and each fractional dollar of net asset value shall be entitled to a proportionate fractional vote.  No shareholders of the Fund have any dissenters’ or appraisal rights in connection with the Proposal.  Exhibit A lists the control persons and principal shareholders of the Fund.

Quorum and Adjournment:  The presence at the Meeting, in person or by proxy, of shares representing at least a majority of the net asset value (in dollars) of the shares outstanding and entitled to vote in person or represented by proxy is required for a quorum for the Proposal.  In the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies.  The affirmative vote of less than a majority of the net asset value (in dollars) of the shares outstanding and entitled to vote in person or by proxy is sufficient for adjournments.  In such case, the persons named as proxies will vote those proxies, which they are entitled to vote in favor of such item “FOR” such an adjournment, and will vote those proxies required to be voted against such item “AGAINST” such an adjournment.
Required Vote:  Approval of the WCM Agreement requires the approval by the lesser of (a) the vote of 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present, or (b) the vote of more than 50% of the outstanding voting securities of the Fund (referred to herein as a “1940 Act Majority”).  Abstentions and “broker non-votes” (i.e., shares held by brokers, banks or other nominees as to which: (i) instructions have not been received from the beneficial owner or persons entitled to vote; and (ii) the broker, bank or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present, but will have the effect of a vote against the Proposal.
“Householding”:  One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address. If you would like to obtain an additional copy of this Proxy Statement, free of charge, write to the Manager at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, attn: Terri L. McKinney.  If you received a Proxy Statement for each shareholder at your address and would like to receive a single copy in the future, please contact the Manager as instructed above.

The most recent Annual and Semi-Annual Reports for the Fund, including financial statements, previously have been furnished to shareholders.  If you would like to receive additional copies of these reports free of charge, please write to the American Beacon Institutional Funds Trust, 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039 or call us at 1-817-391-6022.  The reports also are available on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

___________________________________
PROPOSAL: APPROVE INVESTMENT ADVISORY AGREEMENT

___________________________________
Introduction
The federal securities laws require that Fund shareholders approve the Fund’s investment advisory agreements and any amendments thereto.   The Fund and the Manager have received an order from the SEC generally exempting the Fund from this requirement (the “SEC Order”).  The SEC Order permits the Fund, subject to certain conditions and approval by the Board, to hire and replace subadvisors that are unaffiliated with the Manager without approval of Fund shareholders.  However, a condition of relying on the SEC Order is that any new investment advisory agreement that would result in an increase in the aggregate management and investment advisory fees payable by the Fund is required to be approved by the shareholders of the Fund.
The Board, including the Trustees who are not “interested persons” (the “Independent Trustees”) of the Fund, the Manager or WCM, as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), met in person on November 12, 2019, to consider the termination of the Templeton Agreement and the approval of the WCM Agreement.  Templeton currently serves as a subadvisor to the Fund under the terms of an investment advisory agreement among the Trust, on behalf of the Fund, the Manager, and Templeton (the “Templeton Agreement”), dated March 17, 2017.  The Templeton Agreement was initially approved by the Board at meetings held on February 27-28, 2017, and the Fund’s initial shareholder approved the Templeton Agreement on March 23, 2017.  The renewal of the Templeton Agreement was last approved by the Board at meetings held on June 4-5, 2019.

At the November 12, 2019 meeting, upon the Manager’s recommendation, the Board approved the proposed WCM Agreement.  The investment advisory fee rate that the Fund will pay to WCM under the WCM Agreement is higher than the investment advisory fee rate that the Fund currently pays to Templeton and the investment advisory fee rates that the Fund currently pays to its other existing subadvisors.  As a result, the WCM Agreement will increase the aggregate management and investment advisory fees payable by the Fund making shareholder approval of the WCM Agreement necessary.

In evaluating this fee increase, the Board considered: (1) the Manager’s recommendation that the Board approve the appointment of WCM; (2) representations made by the Manager regarding the Fund’s aggregate management and investment advisory fee rate after the proposed appointment of WCM, including that the Fund’s total expense ratio would continue to be below the average total expense ratio of the Fund’s Morningstar, Inc. peer group; (3) WCM’s core/growth investment style as compared to Templeton’s deep value investment style; and (4) representations made by the Manager and WCM regarding WCM’s favorable performance record.

In connection with its consideration of the termination of the Templeton Agreement and the approval of the WCM Agreement, the Board reviewed the performance of the portion of the Fund’s assets that currently is managed by Templeton.  The Board considered WCM’s representation that its performance record generally has exceeded the returns of an applicable market index over various short-term and long-term time periods.  After reviewing information provided to it by the Manager and WCM, the Board determined that replacing Templeton with WCM as a subadvisor for the Fund would be in the best interests of the Fund and its shareholders.
The Board also considered Templeton’s representation that it employs a deep value bottom-up investment process that seeks to identify undervalued securities, while WCM represented that its core/growth process seeks to identify a focused, large-cap, quality growth portfolio for the foreign equity portion of the Fund’s assets.  In addition, the Board considered information provided to it regarding anticipated portfolio transaction costs resulting from the repositioning of the portion of the Fund’s assets that currently is managed by Templeton, which are anticipated to be approximately $100,000.  The Board also considered the Manager’s representation that such repositioning was not expected to result in any adverse tax consequences to the Fund or its shareholders.  After reviewing information provided to it by the Manager and WCM, the Board determined that replacing Templeton with WCM as a subadvisor for the Fund would be in the best interests of the Fund and its shareholders.
Comparison of the Templeton Agreement and the WCM Agreement
The following summary of the terms of the WCM Agreement is qualified in its entirety by reference to the Form of Investment Advisory Agreement, which is attached as Exhibit B.
The terms of the Templeton Agreement and the WCM Agreement are substantially similar, other than the investment advisory fee rate and the effective date.  The material terms and differences are discussed below.
Fees and Expenses.  Under both the Templeton Agreement and WCM Agreement, the Trust, on behalf of the Fund, is responsible for paying an investment advisory fee to Templeton and WCM, respectively. The Fund separately pays a management fee to the Manager and investment advisory fees to its subadvisors. Therefore, while the Fund’s aggregate management and investment advisory fees will increase if the WCM Agreement is approved, the management fee rate paid by the Fund to the Manager will not change.
The gross investment advisory fee rate that the Trust will pay to WCM is higher than the gross investment advisory fee rate under the Templeton Agreement, which will result in an increase in the aggregate management and investment advisory fees paid by the Fund. As noted above, the management fee rate paid by the Fund to the Manager will not change. The fees paid to the Manager for the fiscal year ended October 31, 2019 were $[  ], or 0.35% of the Fund’s average daily net assets.  The fees paid to the Manager would not be affected by the appointment of WCM.
The table below shows the aggregate investment advisory fees paid by the Fund and the aggregate investment advisory fee rate as a percentage of the Fund’s average daily net assets for the fiscal year ended October 31, 2019.  The table also shows the pro forma aggregate investment advisory fees and aggregate investment advisory fee rate that would have been paid by the Fund if the assets allocated to Templeton had been allocated to WCM for the same time period, and the resulting increase in the fees and fee rate.  In addition, the table shows the pro forma increase in the fees and fee rate as a percentage of the aggregate investment advisory fees and fee rate paid by the Fund for the fiscal year ended October 31, 2019.

Aggregate Investment Advisory Fees Paid by the Fund	Pro Forma Aggregate Investment Advisory Fees with WCM	Difference in Aggregate Investment Advisory Fees	Aggregate Investment Advisory Fee Rate Paid by the Fund	Pro Forma Aggregate Investment Advisory Fee Rate with WCM	Difference in Aggregate Investment Advisory Fee Rate	Difference in Aggregate Investment Advisory Fees and Fee Rate as a Percentage of Fees and Fee Rate paid by the Fund
$[ ]	$[ ]	$[ ]	[ ]%	[ ]%	[ ]%	[ ]%

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The table compares the fees and expenses of the Fund’s AAL Class shares while the Templeton Agreement is in effect with the pro forma fees and expenses of the Fund’s AAL Class shares assuming that the WCM Agreement had replaced the Templeton Agreement throughout the Fund’s most recent fiscal year ended October 31, 2019:
Shareholder Fees (fees paid directly from your investment)

	With Templeton Agreement	With WCM Agreement (Pro Forma)
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	With Templeton Agreement	With WCM Agreement (Pro Forma)
Management Fees	0.31%	0.34%
Distribution and/or Services (12b-1) Fees	0.00%	0.00%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.37%	0.40%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AAL Class	1 Year	3 Years	5 Years	10 Years
With Templeton Agreement	$38	$119	$208	$468
With WCM Agreement (Pro Forma)	$41	$128	$224	$505

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or ‘‘turns over'' its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.
Services.  Under the WCM Agreement, with respect to the portion of the Fund’s assets that WCM will be managing, WCM will be responsible for making investment decisions and placing orders for the purchase and sale of Fund portfolio securities, subject to the supervision by the Manager and the Board.  WCM also will provide portfolio managers for the Fund and compliance reports to the Manager and the Board, as required under the WCM Agreement.  Templeton provides the same services under the Templeton Agreement.
Liability.  Under the WCM Agreement, WCM will not be subject to any liability to the Trust, its shareholders or any third party arising out of related to the WCM Agreement, except with respect to claims which occur due to any willful misfeasance, bad faith, gross negligence, or the reckless disregard of WCM’s obligations and/or duties under the WCM Agreement by WCM or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of WCM.  This is similar to the provision that is included in the Templeton Agreement.
Amendments.  Like the Templeton Agreement, the WCM Agreement includes a provision that requires the Fund’s shareholders to approve material amendments to the WCM Agreement to the extent required by the 1940 Act.
Termination.  The WCM Agreement, if approved by shareholders, will terminate after two years from its initial effectiveness unless its continuance is specifically approved by a majority of the Independent Trustees.  The WCM Agreement also will terminate automatically in the event of its assignment as defined in the 1940 Act.  Similar termination provisions are included in the Templeton Agreement.

Board Approval of the WCM Agreement

The Board, including the Independent Trustees, met in person on November 12, 2019, to consider the termination of the Templeton Agreement and the approval of the WCM Agreement.  At the meeting, the Independent Trustees were advised by counsel that is experienced in 1940 Act matters.  The Board reviewed materials furnished by the Manager and WCM, including responses to certain questions relating to the management of the Fund, the advisory services to be provided by WCM, WCM’s personnel and compliance program and records, the performance of a comparable account managed by WCM (“WCMIX”) and a composite of comparable accounts managed by WCM (the “Composite”) as compared to an appropriate benchmark; the proposed investment advisory fee rate; the anticipated effect of growth and size on the Fund’s expenses; and benefits to be realized by WCM and its affiliates.

At their meeting on November 11, 2019, the Investment Committee of the Board received a presentation by a proposed portfolio manager to the Fund that included discussion of WCM’s investment philosophy, investment strategy and portfolio construction, personnel and operations as they relate to the Fund.  The Investment Committee posed questions to the portfolio manager regarding certain key aspects of the materials submitted in support of the approval of the WCM Agreement.

Provided below is an overview of the primary factors the Board considered at its November 12, 2019 meeting at which the Board considered the approval of the WCM Agreement.  In determining whether to approve the WCM Agreement, the Board considered, among other things, the following factors: (1) the nature, extent and quality of services to be provided to the Fund; (2) the prior investment performance of WCMIX and the Composite; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by WCM with other clients; (6) comparisons of the Fund’s aggregate management and investment advisory fee rate after the proposed appointment of WCM relative to the average total expense ratio of the Fund’s Morningstar, Inc. peer group; and (7) any other benefits anticipated to be derived by WCM from its relationship with the Fund.

The Board did not identify any particular information that was most relevant to its consideration to approve the WCM Agreement, and each Trustee may have accorded different weight to the various factors.  Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts, such as the WCM Agreement.  The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts.

Nature, Extent and Quality of Services.  The Board considered information regarding WCM’s principal business activities, reputation, financial condition and overall capabilities to perform the services under the WCM Agreement.  In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing the Fund.  The Board also considered WCM’s investment resources, infrastructure and the adequacy of its compliance program.  The Board also took into consideration the Manager’s recommendation of WCM, and the Manager’s representation that the trustee of the pension plans invested in the Fund recommended WCM.  The Board considered WCM’s representation regarding the strength of its financial condition and that its current staffing levels were adequate to service the Fund.  Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by WCM were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the WCM Agreement.
Performance of WCM.  The Board evaluated the information provided by WCM regarding the performance of WCMIX and the Composite relative to the performance of an appropriate benchmark index.  The Board considered representations made by WCM that, for various periods ended June 30, 2019, the relative performance of the Composite and WCMIX was favorable.  Based on the foregoing information, the Board concluded that the historical investment performance record of WCM supported approval of the WCM Agreement.
Comparisons of the amounts to be paid under the WCM Agreement with those under contracts between WCM and its other clients.  In evaluating the WCM Agreement, the Board reviewed the proposed investment advisory fee rate for services to be performed by WCM on behalf of the Fund.  The Board considered that WCM’s investment advisory fee rate under the WCM Agreement would be paid to WCM by the Trust, on behalf of the Fund.  The Board considered WCM’s representation that the investment advisory fee rate proposed for the Fund is favorable relative to the fee rates WCM charges to client accounts with comparable investment strategies.  The Board also considered that the appointment of WCM to replace Templeton as a subadvisor of the Fund will result in an increase in the aggregate management and investment advisory fees paid by the Fund.  In evaluating this fee increase, the Board considered representations made by the Manager regarding the Fund’s aggregate management and investment advisory fee rate after the proposed appointment of WCM, including that the Fund’s total expense ratio would continue to be below the average total expense ratio of the Fund’s Morningstar, Inc. peer group.

Costs of the services to be provided and profits to be realized by WCM  and its affiliates from its relationship with the Fund.  The Board did not consider the costs of the services to be provided and profits to be realized by WCM from its relationship with the Fund, noting instead the arm’s-length nature of the relationship between the Manager and WCM with respect to the negotiation of the investment advisory fee rate on behalf of the Fund.
Economies of Scale.  The Board considered WCM’s representation that it does not anticipate experiencing economies of scale due to the Fund’s anticipated size relative to other comparable accounts managed by WCM.

Benefits to be derived by WCM from its relationship with the Fund.   The Board considered the “fall-out” or ancillary benefits that would accrue to WCM as a result of the advisory relationship with the Fund, including greater exposure in the marketplace with respect to WCM’s investment process and expanding the level of assets under management by WCM.  Based on the foregoing information, the Board concluded that the potential benefits accruing to WCM by virtue of its relationship with the Fund appear to be fair and reasonable.

Board’s Conclusion.  Based on the various considerations described above, the Board, including a majority of the Independent Trustees, concluded that the proposed investment advisory fee rate is fair and reasonable and the approval of the WCM Agreement is in the best interests of the Fund and its shareholders and approved the WCM Agreement.
Required Vote and Board’s Recommendation

Approval of the Proposal requires an affirmative 1940 Act Majority vote.
____________________________
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL
____________________________
INFORMATION ABOUT THE TRUST’S INDEPENDENT ACCOUNTANTS
The Fund’s financial statements for the fiscal year ended October 31, 2019, were audited by Ernst & Young LLP (“E&Y), which serves as the Fund’s independent public accountants.  E&Y has informed the Fund that it has no material direct or indirect financial interest in the Fund and that investments in the Fund by its personnel and their family members are prohibited where appropriate to maintain the auditors’ independence.  In the opinion of the Board, the services provided by E&Y are compatible with maintaining the independence of the auditors.  The Board appointed E&Y as the independent accountants for the Fund for the fiscal year ending October 31, 2020.  Representatives of E&Y are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring E&Y’s presence, such as to respond to appropriate questions.
Audit Fees
The aggregate fees billed by E&Y for professional services rendered in connection with the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $44,214 for the fiscal period ended October 31, 2018, and $45,143 for the fiscal period ended October 31, 2019.
Audit-Related Fees
There were no aggregate fees E&Y billed to the Fund for assurance and other services which are reasonably related to the performance of the Fund’s audit and are not reported under Item 4(a) for the fiscal periods ended October 31, 2018, and October 31, 2019.  The aggregate fees E&Y billed to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the Fund’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Fund were $391,405 for the fiscal period ended October 31, 2018, and $498,961 for the fiscal period ended October 31, 2019.

Tax Fees

The aggregate tax fees E&Y billed to the Fund for tax compliance, tax advice, and tax planning services were $13,935 for the fiscal period ended October 31, 2018, and $11,763 for the fiscal period ended October 31, 2019. There were no aggregate tax fees E&Y billed to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the Fund’s investment adviser for services directly related to the operations and financial reporting of the Fund for the fiscal periods ended October 31, 2018, and October 31, 2019.

All Other Fees
 For the fiscal periods ended October 31, 2018, and October 31, 2019 the Fund paid E&Y no other fees.  There were no aggregate fees E&Y billed to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the Fund’s investment adviser for any other services directly related to the operations and financial reporting of the Fund for the fiscal periods ended October 31, 2018, and October 31, 2019.

Pre-Approval Policies and Procedures
The Fund’s Audit Committee Charter provides that the Audit Committee (comprised of three Independent Trustees of the Fund) is responsible for pre-approval of all auditing services performed for the Fund.  The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting.  The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the Fund or for any service affiliate of the Fund.  The Fund’s Audit Committee pre-approved all fees described above which E&Y billed to the Fund.
OTHER MATTERS
No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Fund.
SOLICITATION OF PROXIES
The solicitation of proxies will be made primarily by mail but may also be made by telephone by the Manager and Computershare, Inc., professional proxy solicitors, will be paid fees and expenses of approximately $1,500 for soliciting and tabulation services.  All expenses in connection with preparing this Proxy Statement and its enclosures and solicitation expenses that relate to the Proposal will be borne by the Fund.
INFORMATION ABOUT THE MANAGER AND WCM

WCM, 281 Brooks Street, Laguna Beach, California 92651, would serve as the subadvisor to the Fund pursuant to the WCM Agreement, which was approved by the Board on November 12, 2019.  As of September 30, 2019, WCM had approximately $42.6 billion of assets under management.

Exhibit C provides additional information about WCM, including its principals and officers and similar investment companies managed by WCM.

As of December 18, 2019, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of WCM, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in WCM or any other entity controlling, controlled by, or under common control with WCM.  In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since November 1, 2017, or in any material proposed transactions, to which WCM, any parent or subsidiary of WCM, or any subsidiary of the parent of such entities was or is to be a party.

The Manager, 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, serves as the Fund’s investment manager and administrator.  The Manager is an indirect wholly-owned subsidiary of Resolute Investment Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P.  As of October 31, 2019, the Manager had approximately $56 billion of assets under management.
INFORMATION ABOUT THE FUND’S INVESTMENT SUBADVISORS
The Fund’s investment subadvisors serve as investment subadvisors with respect to the portion of Fund assets allocated to them, pursuant to separate investment advisory agreements.  The assets of the Fund currently are allocated by the Manager to the following investment subadvisors:

Aristotle Capital Management, LLC
Barrow, Hanley, Mewhinney & Strauss, LLC
Brandywine Global Investment Management, LLC
Hotchkis and Wiley Capital Management, LLC
Lazard Asset Management LLC
Templeton Investment Counsel, LLC

Assets are allocated among investment advisors to provide diversification and to reduce the possible impact of any one investment advisor’s sub-par performance on the performance of the Fund.

PAYMENTS OF COMMISSIONS TO AFFILIATED BROKERS

During the fiscal year ended October 31, 2019, the Fund made no payments of commissions to brokers affiliated with the Fund to execute portfolio transactions.

SHAREHOLDER PROPOSALS
As a general matter, the Fund does not hold regular annual or other meetings of shareholders.  Any shareholder who wishes to submit proposals to be considered at a special meeting of the Fund’s shareholders should send such proposals to the Fund at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, so as to be received a reasonable time before the proxy solicitation for that meeting is made.  Shareholder proposals that are submitted in a timely manner will be provided to Board members for their consideration but not necessarily be included in the Fund’s proxy materials or considered at a shareholder meeting.  Inclusion of such proposals is subject to limitations under the federal securities laws.

By order of the Board of Trustees,

Rosemary K. Behan
Secretary
American Beacon Institutional Funds Trust

Dated:  [        ], 2020
Irving, Texas

Exhibit A

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of the Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.  The actions of an entity or person that controls the Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Fund or large redemptions by a control person could cause the Fund's other shareholders to pay a higher pro rata portion of the Fund's expenses.
The Fund has a single class of shares.  Set forth below are entities or persons that own 5% or more of the outstanding shares of a Class of the Fund as of December 18, 2019.  The Trustees and officers of the Trusts, as a group, did not own more than 1% of the Fund’s shares outstanding.

Fund	Class	Name of 5% Shareholder	Percent Ownership
American Beacon Diversified Fund	AAL	State Street Bank and Trust Cust FBO American Airlines INC Long Term Disability Plan	44.50%
American Beacon Diversified Fund	AAL	State Street Bank and Trust Cust FBO American Airlines INC Health BenefitsTrusts for TWU Employees Term Disability Plan	29.93%
American Beacon Diversified Fund	AAL	State Street Bank and Trust Cust FBO NON-Union Post-Tax Supplemental Meidcal	12.11%
A-1

Exhibit B

Form of Investment Advisory Agreement

AMERICAN BEACON FUNDS
INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this 27th day of January, 2020, by and among American Beacon Institutional Funds Trust, a Delaware Statutory Trust (“Trust”), American Beacon Advisors, Inc., a Delaware Corporation (the "Manager"), and WCM Investment Management, LLC, a Delaware limited liability company (the "Adviser");

WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), consisting of several series funds of shares, each having its own investment policies; and

WHEREAS, the Trust has retained the Manager to provide the Trust with business and asset management services, subject to the control of the Board of Trustees (the “Board”); and

WHEREAS, the Trust’s agreement with the Manager permits the Manager to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Manager and the Trust desire to retain the Adviser to render investment management services to the Trust with respect to certain of its funds and such other funds as the Trust and the Adviser may agree upon and so specify in the Schedule B attached hereto (collectively the "Funds") and as described in the Trust's registration statement on Form N-1A as amended from time to time, and the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.       (a)  Duties of the Adviser.  The Manager and the Trust appoint the Adviser to manage the investment and reinvestment of such portion, if any, of the Funds' assets as is designated by the Manager from time to time, and, with respect to such assets, to continuously review, and administer the investment program of the Funds, to determine in the Adviser's discretion the securities to be purchased or sold, to provide the Manager and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Manager and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities.  The Adviser shall discharge the foregoing responsibilities (1) in conformity with all applicable securities law, including but not limited to the Investment Company Act, the Advisers Act, the Commodity Exchange Act, the Securities Act of 1933 (“Securities Act”), and the Securities Exchange Act of 1934 (“Exchange Act”), (2) subject to the Manager's oversight and the control of the officers and the Trustees of the Trust, and in compliance with such policies as the Board may from time to time establish which shall be communicated by the Manager to the Adviser in advance, (3) in compliance with the objectives, policies, and limitations for each such Fund set forth in the Trust's current registration statement as amended from time to time and applicable laws and regulations, and (4) in compliance with such other investment guidelines or restrictions established from time to time by the Manager or the Trust which shall be communicated in writing by the Manager to Adviser in advance.  The Adviser accepts such appointment and agrees to render the services for the compensation specified herein and to provide at its own expense the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.  (With respect to any of the Fund assets allocated for management by the Adviser, the Manager will make the investment decisions with respect to that portion of assets which the Adviser deems should be invested in short-term money market instruments.  The Manager agrees to provide this service.)  The Manager will instruct the Trust's custodian(s) to hold and/or transfer the Funds' assets in accordance with Proper Instructions received from the Adviser. (For this purpose, the term "Proper Instructions" shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodian(s), but generally refers to a writing by the representatives of the Adviser who have been authorized by the Trust’s Board from time to time to provide instructions to the Trust’s custodian.  For the purpose of clarification, “Proper Instructions” can be instructions in any format, including without limitation, electronic instructions that are agreed upon by the Adviser and the Trust’s custodian.)

The Adviser is authorized on behalf of the Funds, and consistent with the investment discretion delegated to the Adviser herein, to:  (i) enter into agreements and execute any documents including without limitation, futures and options transactions, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, and other investment related agreements required to meet the obligations of the Trust with respect to any investments made for the Funds.  Such documentation includes but may not be limited to any market and/or industry standard documentation and the standard representations contained therein.  Adviser is authorized on behalf of Manager to make all elections required in such agreements, instruments and documentation and make and receive all related notices from brokers or other counterparties.  Manager also authorizes Adviser as agent and attorney-in-fact to make transactions in futures contracts and options on futures contracts on margin, for the Fund, and authorizes each broker with whom Adviser makes such transactions to follow its instructions with respect to such transactions.  Manager understands and agrees that Adviser will determine that such transactions are permitted before instructing a broker to enter into such transactions and that any broker receiving an order for any such transaction will have no independent obligation to ensure that the transactions are consistent with the Trust’s registration statement or the Fund’s investment guidelines; and (ii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures, provided, however, that (a) the Adviser shall be responsible for ensuring that any such representations are consistent with the relevant Fund’s investment policies and other governing documents; (b) the Adviser shall be responsible for providing all notifications and delivering all documents required to be provided or delivered by a Fund under such documentation; and (c) the Adviser shall immediately notify the Manager of any event of default, potential event of default or termination event affecting a Fund under such documentation.  The Adviser further shall have the authority to instruct the custodian to:  (i) pay cash for securities and other property delivered for the Fund, (ii) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold for the Fund; (iii) deposit margin or collateral which shall include the transfer of money, securities or other property to the extent necessary to meet the obligations of the Funds with respect to any investments made pursuant to the Trust’s registration statement, provided, however, that unless otherwise approved by the Manager, any such deposit of margin or collateral shall be effected by transfer or segregation within an account maintained for the Funds by its custodian subject to a control agreement, acceptable in form and substance to the Manager, pursuant to which such custodian agrees and accepts entitlement, orders or instructions from the secured party with respect to such margin or collateral.  The Adviser shall not have the authority to cause the Manager or the Trust to deliver securities or other property, or pay cash to the Adviser other than payment of the management fee provided for in this Agreement. The Adviser will not be responsible for the cost of securities or brokerage commissions or any other Trust expenses except as specified in this Agreement.

(b)  Valuation.  In accordance with procedures and methods established by the Board, which may be amended from time to time, the Adviser will provide assistance to the Manager in determining the fair value of all securities and other investments owned by the Funds, and use reasonable efforts to arrange for the provision of valuation information or prices from parties independent of the Adviser with respect to the securities or other investments owned by the Funds for which market prices are not readily available.  The Adviser will monitor the securities and other investments owned by the Funds for potential significant events that could affect their values and notify the Manager when, in its opinion, a significant event has occurred that may not be reflected in the market values of such securities.  The Adviser will maintain adequate records with respect to securities valuation information provided hereunder, and shall provide such information to Manager upon request.

             (c)  Compliance and Other Matters.  The Adviser, at its expense, shall provide the Manager with such compliance reports and certifications relating to its duties under this Agreement and the federal securities laws as may be agreed upon by such parties from time to time.  The Adviser also shall:
(i)
continue to be a duly formed legal entity, validly existing under the laws of its jurisdiction of formation, fully authorized to enter into this Agreement and carry out its duties and obligations hereunder;

(ii)
be registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC") under the Advisers Act, and be registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have an adverse effect on the Adviser, Manager or Trust.  The Adviser shall maintain such registration or license in effect and in good standing at all times during the term of this Agreement;

(iii)	maintain any necessary registrations, licenses, or exemptions, to the extent required, with the U.S. Commodity Futures Trading Commission (“CFTC”) and/or National Futures Association;
(iv)	at all times provide its best judgment and effort to the Manager and the Trust in carrying out its obligations hereunder;
(v)	use the same care and skill in providing such services as it uses in providing services to other accounts for which it has investment management responsibilities;
(vi)
(i) cooperate with and provide reasonable assistance to the Manager, the Trust’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Funds, the Trust and the Manager; (ii) keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Funds, the Trust and the Manager; (iii) provide prompt responses to reasonable requests made by such persons; and (iv) maintain any appropriate interfaces with each so as to promote the efficient exchange of information.  Without limitation of the foregoing, the Adviser shall comply with all statutory and regulatory requirements relating to derivatives transactions entered into by the Adviser for or on behalf of the Trust or any of its Funds, including without limitation, compliance with all recordkeeping and reporting requirements pursuant to Parts 43, 45 and 46 of the regulations of the CFTC and comparable rules of the SEC (collectively, the “Derivatives Recordkeeping and Reporting Rules”);
(vii)
maintain a written Code of Ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and provide the Manager with a current copy of the Code of Ethics.  The Adviser shall periodically certify to the Manager that the Adviser has complied with the requirements of Rule 17j-1 and that there have been no violations of the Code of Ethics or, if a violation has occurred, that appropriate action has been taken in response to such violation.  Upon written request of the Manager, the Adviser shall permit representatives of the Manager to examine the reports (or summaries of the reports) required to be made under the Code of Ethics and other records evidencing enforcement of the Code of Ethics;

(viii)
assist the Trust and the Trust’s Chief Compliance Officer (“CCO”) in complying with Rule 38a-1 under the Investment Company Act. Specifically, the Adviser represents that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act, as amended, and shall provide the CCO with reasonable access to information regarding the Adviser’s compliance program, which access shall include on-site visits with the Adviser as may be reasonably requested from time to time. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Adviser agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Adviser’s compliance program;

(ix)
comply with the Trusts’ policy on selective disclosure of portfolio holdings of the Funds as described in the Trusts’ current registration statement, and upon request from the Manager, provide a certification to the Manager with respect to compliance with the Funds’ selective disclosure policy;

(x)
treat confidentially and as proprietary all records and other information relating to the Funds, and not use records and information for any purpose other than  performance of its  responsibilities and duties hereunder, except after prior notification to and approval in writing by the Manager or when so requested by the Manager or required by law or regulation;

(xi)
promptly notify the Manager of any known impending change of a portfolio manager, portfolio management strategy or any other material matter that may require disclosure to the Board and/or shareholders of the Funds;

(xii)	provide the Manager with a current and complete copy of the Adviser’s Form ADV, and any supplements or amendments thereto;
(xiii)	provide the Manager with a current list of persons the Adviser wishes to have authorized to give instructions to the Trust’s custodian regarding assets of the Funds;

(xiv)
be responsible for the filing of Schedule 13D/13G and Form 13F, and any non-U.S. securities filing equivalents of these filings, on behalf of the Trust reflecting holdings over which the Adviser and its affiliates have investment and/or voting discretion;

(xv)	provide reasonable assistance to the Manager, the Trust or its agent in processing class action paperwork, for any security held within the Funds managed by the Adviser;
(xvi)
not permit any employee of the Adviser to have any material connection with the handling of the Funds if such employee has been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction or regulatory authority, from acting as an investment adviser or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security;

(xvii)
regularly report to the Manager on the investment program for the Funds and the issuers and securities represented in the Funds, and furnish the Manager, with respect to the Funds, such periodic and special reports as the Manager may reasonably request, including, but not limited to, reports concerning transactions and performance of each Fund, reports regarding compliance with the Trust’s procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the Investment Company Act, Section 28(e) of the Exchange Act, compliance with investment guidelines and restrictions, trade errors, liquidity determinations, and compliance with the Adviser’s Code of Ethics, and such other procedures or requirements that the Manager may reasonably request from time to time;

(xviii)
promptly review the Trust’s prospectus and statement of additional information applicable to the Funds, and any amendments or supplements thereto, which relate to the Adviser or the Funds and confirm that, with respect to the disclosure respecting or relating to the Adviser, including any performance information the Adviser provides that is included in or serves as the basis for information included in the prospectus or statement of additional information, such prospectus or statement of additional information contains no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Adviser further agrees to notify the Manager immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the prospectus or statement of additional information for the Trust, or any amendment or supplement thereto, which was required to be stated therein or necessary to make the statements contained therein not misleading, or of any statement respecting or relating to the Adviser contained therein that becomes untrue in any material respect. With respect to the disclosure respecting each Fund, the Adviser represents and agrees that the description in the Trust’s prospectus and statement of additional information regarding investment objectives and strategies is consistent with the manner in which the Adviser intends to manage the Funds, and the description of risks is consistent with risks known to the Adviser that arise in connection with the manner in which the Adviser intends to manage the Funds. The Adviser further agrees to notify the Manager immediately in the event that the Adviser becomes aware that the prospectus or statement of additional information for a Fund is inconsistent in any material respect with the manner in which the Adviser is managing the Fund, and in the event that the principal risks description is inconsistent in any material respect with the risks known to the Adviser that arise in connection with the manner in which the Adviser is managing the Fund. In addition, the Adviser agrees to comply with the Manager’s reasonable request for information regarding the personnel of the Adviser who are responsible for the day-to-day management of the Trust’s assets as may be required to be disclosed in the prospectus or statement of additional information;
(xix)
Upon request, provide certifications to the principal executive and financial officers of the Trust (the “certifying officers”) that support the certifications required to be made by the certifying officers in connection with the preparation and/or filing of the Trust’s Form N-CSRs, N-Qs, shareholder reports, financial statements, and other disclosure documents or regulatory filings, in such form and content as the Trust shall reasonably request or in accordance with procedures adopted by the Trust; and

(xx)	provide the Manager with such other compliance reports and certifications relating to its duties under this Agreement and the federal securities laws as may be reasonably necessary.

  2. Portfolio Transactions. The Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law, and applicable Trust guidelines made available to the Adviser in advance, the Adviser or any of its affiliates) that will execute the purchases and sales of portfolio securities for the Funds and is directed to use its best efforts to obtain best execution as described in the Trust's current registration statement as amended from time to time.  In selecting brokers or dealers, the Adviser may give consideration to factors other than price, including, but not limited to, research and investment information and other services provided by brokers or dealers (collectively, the “Services”). in compliance with Section 28(e) of the U.S. Securities Exchange Act of 1934, as amended.  Without limitation, the Adviser may cause the Funds to pay a commission for effecting a transaction for the Funds in excess of the amount another broker or dealer would have charged for effecting that transaction, so long as the Adviser determines in good faith that the excess commission is reasonable in relation to the value of the Services provided by the broker-dealer to the Adviser, whether or not the Funds derive all the benefit of such research services.  Any such Services which the Adviser receives in connection with activities for the Trust may also be used for the benefit of other clients and customers of the Adviser or any of its affiliates.  The Adviser will promptly communicate to the Manager and to the officers and the Board such information relating to portfolio transactions as they may reasonably request.  The Adviser shall not, without the prior approval of the Manager, effect any transactions which would cause the portion of the Fund’s assets designated to the Adviser to be out of compliance with any restrictions or policies of the Fund established by the Manager and provided to the Adviser or set forth in the Fund’s registration statement.  The Adviser shall not consult with any other investment sub-adviser of the Fund concerning transactions for the Fund in securities or other assets.

      3. Exercise of Rights.  The Adviser, unless and until otherwise directed by the Manager, will exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies, converting, tendering, and exchanging or redeeming securities.

The Adviser shall receive and exercise the rights of security holders in the best interest of portfolio shareholders and in accordance with the Adviser’s then current policies and procedures, including proxy voting policy and procedures, a copy of which has been provided to the Manager.

The Adviser shall report to the Manager in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX), including a record of all proxies not voted and/or voted inconsistently with Adviser’s proxy voting guidelines.  The Adviser shall certify at least annually, or more often as may reasonably be requested by the Manager, as to the compliance of its proxy voting policies and procedures with applicable federal statutes and regulations.

The Manager reserves the right to exercise voting rights on any assets held in the Funds on an individual security or ongoing basis.

4. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Sections 1, 2, and 3 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in Schedule(s) attached hereto and made a part of this Agreement.  Such compensation shall be accrued daily and paid to the Adviser quarterly in arrears, and the Trust shall calculate the fee by applying the annual percentage rate(s) as specified in the attached Schedule(s).  Solely for the purpose of calculating the applicable annual percentage rates specified in the attached Schedule(s), there shall be included such other assets as are specified in said Schedule(s).  The Fund is solely responsible for the payment of fees to the Adviser.

The Adviser agrees that the blended fee rate in basis points contracted hereunder with respect to the American Beacon Diversified Fund will not exceed the blended fee rate in basis points contracted with a separately managed IMA account established after the date of this Agreement that is managed according to similar investment objectives and strategy, with similar servicing requirements and of the same or smaller size (including other accounts managed for the same client) and where the fees payable to the Adviser are not based in whole or in part on the performance of the account or generating certain returns (a “Comparable Client”).  In the event that the fee charged hereunder exceeds the fee charged to a Comparable Client, the Adviser shall promptly notify the Manager and the fee charged hereunder shall automatically be reduced to match the fee charged to such other account from the time such fee is charged to such other account.  In addition, Adviser has entered into, and may in the future enter into, agreements with certain larger institutional investors involving an investor’s overall relationship with Adviser (“Special Relationships”), including sub-advisory services, consulting services, and participation in multiple strategies of Adviser.  Special Relationships shall not be considered Comparable Clients for purposes of this Agreement.

The Adviser shall bear all expenses incurred by it and its staff with respect to all activities in connection with the performance of the Adviser’s services under this Agreement, including but not limited to salaries, benefits, overhead, travel, and preparation of reports. Upon request by the Manager, Adviser agrees to reimburse the Manager for costs associated with certain supplements to the Fund’s disclosure documents (“Supplements”). Such Supplements are those generated due to changes by Adviser requiring prompt disclosure in the Trust’s prospectus, statement of additional information, and/or information statement and for which, at the time of notification by Adviser to Manager of such changes, the Trust is not already generating a supplement for other purposes or for which the Manager may not be able to reasonably add such changes to a pending supplement.  Such changes by Adviser include, but are not limited to, changes to its structure, to key investment personnel, to investment style or management. Adviser shall reimburse the

Manager or the Trust, as applicable, for all of the costs associated with generating such Supplements, and/or any required Board and/or proxy expenses related to approving a change in control of the Adviser. Reimbursable costs may include, but are not limited to, costs of preparation, filing, printing, postage, and/or distribution of such Supplements to all existing Fund shareholders.

5. Other Services. At the request of the Trust or the Manager, the Adviser in its discretion may make available to the Trust office facilities, equipment, personnel, and other services.  Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Trust or the Manager at a price to be agreed upon by the Adviser and the Trust or the Manager.

6. Reports. The Manager (on behalf of the Trust) and the Adviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7. Status of Adviser. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser and its directors, officers, employees and affiliates shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.  The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Manager or the Trust in any way or otherwise be deemed an agent to the Manager or the Trust.

8. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act or the Derivatives Recordkeeping and Reporting Rules that are prepared or maintained by the Adviser on behalf of the Manager or the Trust are the property of the Manager or the Trust and will be surrendered promptly to the Manager or Trust on request, provided that the Adviser shall be entitled to retain a copy of such records if it is legally required to do so.

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser.  The indemnification in this Section shall survive the termination of this Agreement.

10. Permissible Interests. To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise; provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's registration statement as required by law.

11. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its execution as to each Fund and thereafter for periods of one year for so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act and rules thereunder.  The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act and the rules and regulations thereunder.  This Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Manager upon not less than  thirty (30) days nor more than  sixty (60) days prior notice to the Adviser, by vote of a majority of the Board of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than  thirty (30) days nor more than  sixty (60) days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on not less than thirty (30) days nor more than sixty (60) days written notice to the Trust.  This Agreement will automatically and immediately terminate in the event of its assignment.

A notice period provided in this Section may be waived by the party required to be notified, in their absolute discretion.

As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under said Act.

12.     Severability. If any provision of this Agreement shall be held or made invalid or unenforceable by a court of competent jurisdiction, statute, rule or otherwise, such provision will be modified, rewritten or interpreted to include as much of its nature and scope as will render it enforceable.  If it cannot be so modified, rewritten or interpreted to be valid and enforceable in any respect, it will not be given effect, and the remainder of the Agreement will be enforced as if such provision had never been included.

13.    Amendments.  This Agreement may be amended by mutual written consent, subject to approval by the Board and the Fund’s shareholders to the extent required by the Investment Company Act, subject to such exemptions as may be granted by the SEC under said Act.

14.     Miscellaneous.

(a)   Governing Law and Venue.  This Agreement shall be governed by the laws of Texas without giving effect to any conflict of laws provisions thereof.

(b)     Use of Name. Adviser authorizes Manager’s use of the Adviser’s service marks and/or trademarks in connection with the marketing of the Fund(s), including but not limited to, the Fund(s)’ registration statements and fact sheets.  In addition, the Manager acknowledges and agrees that it has no rights in or to the Adviser’s name beyond the limited use rights granted herein.

(c)  Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.

(d)     No Implied Waiver.  Either party’s failure to insist in any one or more instances upon strict performance by the other party of the terms of this Agreement shall not be construed as a waiver of any continuing or subsequent failure to perform or delay in performance of any term hereof.

(e)  Entire Agreement.  This Agreement constitutes the entire understanding between the parties and supersedes any and all prior or contemporaneous understandings and agreements, whether oral or written, between the parties, with respect to the subject matter hereof.

(f)  Headings.  Headings used in this Agreement are provided for convenience only and shall not be used to construe meaning or intent.

(g)    Notices. Any notices required to be given hereunder may be delivered by hand, facsimile, deposited with a nationally recognized overnight carrier, or mailed by certified mail, return receipt requested, postage prepaid, in each case, to the address of the other party listed below (or such other address as may be furnished by a party in accordance with this paragraph). All such notices or communications shall be deemed to have been given and received (a) in the case of personal delivery or facsimile, on the date of such delivery, (b) in the case of delivery by a nationally recognized overnight carrier, the earlier of (i) the date of receipt or (ii) the third business day following dispatch and (c) in the case of mailing, on the seventh business day following such mailing.  All such notices shall be delivered to:

A.	If to the Manager:

American Beacon Advisors, Inc.
200 East Las Colinas Blvd.
Suite 1200
Irving, TX  75039
Attention:  Chief Investment Officer
with a copy to General Counsel at the same address.
Facsimile:   817-391-6131

B.	If to the Adviser:

WCM Investment Management, LLC
281 Brooks Street
Laguna Beach, CA 92651
Attention:  Sloane Payne
Facsimile:   949-380-0819

          15.     Trust and Shareholder Liability.  The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more Fund, the obligations hereunder shall be limited to the respective assets of that Fund.  The Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Board or any individual Trustee of the Trust.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

WCM Investment Management, LLC	American Beacon Advisors, Inc.

By:	By:
Name:		Jeffrey K. Ringdahl
Title:		President

American Beacon Institutional Funds Trust

By:
Gene L. Needles, Jr.
President

Schedule A
To the
Investment Advisory Agreement
Among
American Beacon Institutional Funds Trust
American Beacon Advisors, Inc.
and
WCM Investment Management, LLC

[REDACTED]

WCM Investment Management, LLC	American Beacon Advisors, Inc.

By:	By:
Name:		Jeffrey K. Ringdahl
Title:		President

American Beacon Institutional Funds Trust

By:
Gene L. Needles, Jr.
President

Schedule B
To the
Investment Advisory Agreement
Among
American Beacon Institutional Funds Trust
American Beacon Advisors, Inc.
and
WCM Investment Management, LLC

LIST OF FUNDS
COVERED UNDER INVESTMENT ADVISORY AGREEMENT

American Beacon Diversified Fund

Exhibit C

Additional Information About WCM

Set forth below are the principals and officers of WCM, each of whom may be contacted at WCM’s principal business address, which is 281 Brooks Street, Laguna Beach, California 92651:

Name	Principal Occupation*

*None of the principal executive officers and directors of WCM listed above have other principal employment other than their respective positions with WCM or positions with WCM affiliates.

[Similar Funds Managed by WCM]

Name of Fund	Size of Fund	Rate of Compensation

C-1